UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2006

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The sole purpose of this Amendment No. 1 to the Tucows Inc. Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2006 (the “June 21, 2006 Form 8-K”) is to file Exhibits 2.1, 10.1, 10.2, 99.1 and 99.2, which exhibits were listed in the June 21, 2006 Form 8-K under both Item 9.01 and the Exhibit Index, but which were inadvertently not filed as exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Exhibit

2.1

Agreement and Plan of Merger, dated as of June 15, 2006, by and among Tucows (Delaware) Inc., Tucows (Nevada) Inc., Mailbank.com, Inc., Rawleigh H. Ralls, as the Stockholders’ Representative, certain Stockholders of Mailbank.com Inc. party thereto and, solely with respect to Section 11.4, Tucows Inc.

In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Merger Agreement are omitted. We agree to furnish supplementally a copy of any omitted schedules and exhibits to the Commission upon request.

10.1	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $6,000,000, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.

10.2	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $2,122,930.35, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.

99.1	Press Release, dated June 15, 2006.

99.2	Press Release, dated June 19, 2006.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

By:	/s/ Michael Cooperman
Michael Cooperman
Chief Financial Officer

Dated: June 22, 2006

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1

Agreement and Plan of Merger, dated as of June 15, 2006, by and among Tucows (Delaware) Inc., Tucows (Nevada) Inc., Mailbank.com, Inc., Rawleigh H. Ralls, as the Stockholders’ Representative, certain Stockholders of Mailbank.com Inc. party thereto and, solely with respect to Section 11.4, Tucows Inc.

In accordance with Item 601(b)(2) of Regulation S-K, the schedules and exhibits to the Merger Agreement are omitted. We agree to furnish supplementally a copy of any omitted schedules and exhibits to the Commission upon request.

10.1	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $6,000,000, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.

10.2	Promissory Note, dated June 19, 2006, in the principal aggregate amount of $2,122,930.35, issued by Tucows (Delaware) Inc. in favor of the Stockholders’ Representative.

99.1	Press Release, dated June 15, 2006.

99.2	Press Release, dated June 19, 2006.